                                                                      EXHIBIT 24
                                                                      ----------

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 24, 1997                   /s/   J.G. Breen
       -------------------------         --------------------------------
                                         J.G. Breen
                                         Chairman and Chief Executive Officer,
                                         Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 29, 1997                   /s/   T.A. Commes
       ---------------------------         -----------------------------------
                                           T.A. Commes
                                           President and Chief Operating
                                           Officer, Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 25, 1997                   /s/   L.J. Pitorak
       --------------------------         ------------------------------------
                                          L.J. Pitorak
                                          Senior Vice President - Finance,
                                          Treasurer and Chief Financial Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 29, 1997                   /s/   J.L. Ault
       --------------------------         ----------------------------------
                                          J.L. Ault
                                          Vice President - Corporate Controller

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 28, 1997                   /s/   James M. Biggar
       ---------------------------         ------------------------------------
                                           J.M. Biggar
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 31, 1997                    /s/   D.E. Collins
       ---------------------------         ------------------------------------
                                           D.E. Collins
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 24, 1997                    /s/   D.E. Evans
       ---------------------------         -----------------------------------
                                           D.E. Evans
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 24, 1997                  /s/   R.W. Mahoney
       -------------------------         -------------------------------------
                                         R.W. Mahoney
                                         Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 29, 1997                   /s/   W.G. Mitchell
       --------------------------         -------------------------------------
                                          W.G. Mitchell
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 29, 1997                 /s/   A.M. Mixon
       -------------------------         ----------------------------------
                                         A.M. Mixon
                                         Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    February 5, 1997                    /s/   Curtis E. Moll
       ---------------------------         ------------------------------------
                                           C.E. Moll
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 29, 1997                  /s/   H.O. Petrauskas
       --------------------------         -------------------------------------
                                          H.O. Petrauskas
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form 10-K for the fiscal year ended December 31, 1996, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date:    January 29, 1997                   /s/   R.K. Smucker
       --------------------------         -------------------------------------
                                          R.K. Smucker
                                          Director